UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

XTREME GREEN ELECTRIC VEHICLES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52502	26-2373311
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3010 East Alexander Rd, North Las Vegas, NV 89030

(Address of principal executive offices) (zip code)

(702) 870-0700

(Registrant's telephone number, including area code)

 (Former name or address, if changed since last report)

Copies to:

Louis A. Brilleman, Esq.

1140 Avenue of the Americas, 9th Floor

New York, New York 10036

Phone: (212) 584-7805

Fax: (646) 380-6635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Commencing on or around February 9, 2015, Xtreme Green Electric Vehicles Inc. (the “Company”) sent a letter to its shareholders updating them on the latest Company developments.  A copy of the letter is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto.

The information in the referenced letter shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1

Letter to shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Green Electric Vehicles Inc.

Dated: February 11, 2015	By:	/s/ Ken Sprenkle
Name:
Title : Chief Financial Officer

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